UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

GLADSTONE INVESTMENT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GLADSTONE INVESTMENT CORPORATION

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 3, 2017

To Our Stockholders:

Notice Is Hereby Given that the 2017 Annual Meeting of Stockholders of Gladstone Investment Corporation (the “Annual Meeting”) will be held on Thursday, August 3, 2017, at 11:00 a.m. Eastern Daylight Time (“Eastern Time”). The 2017 Annual Meeting of Stockholders will be a completely “virtual meeting.” You will be able to attend the meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/GAIN and entering the company number and control number included on your proxy card or in the instructions that accompanied your proxy materials.

At the 2017 Annual Meeting of Stockholders, you will be asked to consider and vote upon the following proposals:

(1) To elect two directors as outlined below:

a.	Anthony W. Parker, to be elected by the holders of common stock and preferred stock, voting together as a single class, to serve until the 2020 Annual Meeting of Stockholders and until his successor is elected and qualified; and

b.	Michela A. English, to be elected solely by the holders of preferred stock, voting as a single class, to serve until the 2020 Annual Meeting of Stockholders and until her successor is elected and qualified.

(2) To approve a proposal to authorize us, with the subsequent approval of our board of directors (the “Board”), to issue and sell shares of our common stock (during the 12 months following such stockholder approval) at a price below its then current net asset value per share, subject to certain limitations set forth in the Proxy Statement accompanying this Notice (including, without limitation, that the number of shares issued and sold pursuant to such stockholder approval does not exceed 25% of our then outstanding common stock immediately prior to each such sale); and

(3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board has fixed the close of business on Monday, June 5, 2017, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to be

Held on Thursday, August 3, 2017 at 11:00 a.m. Eastern Time, virtually, in a live webcast at www.virtualshareholdermeeting.com/GAIN.

The Proxy Statement accompanying this Notice and our Annual Report on Form 10-K are also available at www.proxyvote.com.

By Order of the Board of Directors,

Michael LiCalsi

Secretary

McLean, Virginia

June 16, 2017

All of our stockholders are cordially invited to attend the Annual Meeting via webcast. Whether or not you plan to attend the Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy card as promptly as possible, submit your proxy electronically via the Internet, or by telephone as instructed in these materials. Submitting your proxy or voting instructions promptly will assist us in reducing the expenses of additional proxy solicitation, but it will not affect your right to vote if you attend the Annual Meeting (and, if you are not a stockholder of record, you have obtained a legal proxy from the bank, broker, trustee or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting).

GLADSTONE INVESTMENT CORPORATION

1521 Westbranch Drive, Suite 100, McLean, Virginia, 22102

PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 3, 2017

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this Proxy Statement and the enclosed proxy card because the board of directors (the “Board”) of Gladstone Investment Corporation (“we,” “us,” or the “Company”) is soliciting your proxy to vote at the 2017 Annual Meeting of Stockholders (the “meeting” or “annual meeting”), including adjournments or postponements thereof, if any. You are invited to attend the annual meeting to vote on the proposals described in this Proxy Statement, which meeting will take place through a live webcast by visiting www.virtualshareholdermeeting.com/GAIN. However, you do not need to attend the meeting through the webcast to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to vote by proxy over the telephone or through the Internet prior to the meeting.

We intend to mail these materials on or about June 16, 2017 to all stockholders of record entitled to vote at the annual meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL, BY TELEPHONE, OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 3, 2017:

The Notice of Annual Meeting, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2017 are available at the following Internet address: www.proxyvote.com.

How can I attend the annual meeting?

The meeting will be held on Thursday, August 3, 2017, at 11:00 a.m. Eastern Daylight Time (“Eastern Time”), virtually, in a live webcast on the website www.virtualshareholdermeeting.com/GAIN where you will be able to vote your shares during the meeting and submit any questions. You will need to enter the company number and the control number included on your proxy card or in the instructions that accompany your proxy materials to enter the meeting.

Who can vote at the annual meeting?

Only preferred stock and common stock stockholders of record at the close of business on June 5, 2017, will be entitled to vote at the annual meeting. On this record date, there were 32,526,223 shares of common stock outstanding and entitled to vote and 5,566,000 shares of preferred stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on June 5, 2017, your shares were registered directly in your name with our transfer agent, Computershare, Inc., then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or authorize a proxy to vote your shares by mail, over the telephone or on the Internet in advance of the meeting. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to authorize a proxy to vote your shares or to authorize a proxy to vote your shares over the telephone or through the Internet, as instructed below, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Brokerage Firm

If, on June 5, 2017, your shares were held, not in your name, but in an account at a brokerage firm, bank, dealer, or other similar organization or nominee (a “Brokerage Firm”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The Brokerage Firm holding your account and shares is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your Brokerage Firm regarding how to vote the shares in your account. You are also invited to attend the annual meeting via webcast on the website www.virtualshareholdermeeting.com/GAIN. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your Brokerage Firm.

What am I voting on?

There are two matters scheduled for a vote at the annual meeting:

•	Proposal 1, to elect two directors, as follows:

a.	Anthony W. Parker to be elected by the holders of common stock and preferred stock, voting together as a single class, to serve until the 2020 Annual Meeting of Stockholders and until his successor is elected and qualified; and

b.	Michela A. English to be elected solely by the holders of preferred stock, voting as a single class, to serve until the 2020 Annual Meeting of Stockholders and until her successor is elected and qualified.

•

Proposal 2, to approve a proposal to authorize us, with the subsequent approval of our Board, to issue and sell shares of our common stock (during the 12 months following such stockholder approval) at a price below its then current net asset value (“NAV”) per share, subject to certain limitations set forth herein (including, without limitation, that the number of shares issued and sold pursuant to such stockholder approval does not exceed 25% of our then outstanding common stock immediately prior to each such sale).

We will hold a conference call to discuss the matters scheduled for a vote at the annual meeting on June 27, 2017 at 9:00 a.m. Eastern Time. Stockholders will have an opportunity to ask questions regarding the proposals during the conference call. You may call (855) 376-7516 (international callers must dial (484) 365-2906) to enter the call. An operator will monitor the call and set a queue for any questions. A conference call replay will be available beginning after the call through the date of the annual meeting, Thursday, August 3, 2017. To hear the replay, please dial (855) 859-2056 and use conference code 22572361. The call replay will also be available via webcast at www.gladstoneinvestment.com through the date of the annual meeting. In the event of any changes in the scheduled date and time of the call, we will issue a press release, which will be available on our website at www.gladstoneinvestment.com.

Why should I vote my shares?

Under applicable law, we must conduct an annual meeting to allow our stockholders to vote for directors and other matters properly before the meeting. Certain matters listed in this Proxy Statement require a minimum threshold of votes to pass. The number of votes needed to pass each item in this Proxy Statement is described below under the question “How many votes are needed to approve each proposal?” When stockholders do not vote their shares on items material to conducting our business, we must spend additional money to contact stockholders seeking their vote. This is very expensive and uses funds that could better benefit our stockholders in other ways. It is important that each stockholder votes to insure that these expenses are minimized.

How do I vote?

For proposal 1, you may either vote “FOR ALL” nominees to our Board, “WITHHOLD ALL,” meaning that you do not vote for any nominee to our Board, or you may vote “FOR ALL EXCEPT,” meaning that you vote for all nominees to our Board except any nominee you specify. For proposal 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the annual meeting or authorize a proxy to vote by using the enclosed proxy card by mail, over the telephone or through the Internet. Whether or not you plan to attend the meeting, we urge you to authorize a proxy to vote your shares to ensure your vote is counted. You may still attend the meeting via webcast and vote, even if you have authorized a proxy to vote prior to the annual meeting.

•

To vote virtually during the live webcast of the annual meeting, please follow the instructions for attending and voting at the annual meeting posted at www.virtualshareholdermeeting.com/GAIN. You will need the company number and control number delineated on the enclosed proxy card. All votes must be received by the inspectors of election appointed for the meeting before the polls close at the annual meeting.

•

To authorize a proxy to vote your shares using the enclosed proxy card, simply complete, sign, date, and return it promptly in the envelope provided. To be counted, we must receive your signed proxy card by 11:59 p.m. Eastern Time on August 2, 2017, the day prior to the annual meeting.

•

To authorize a proxy to vote your shares over the telephone, dial toll-free, (800) 690-6903, using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number delineated on the enclosed proxy card. To be counted, we must receive your vote by 11:59 p.m. Eastern Time on August 2, 2017, the day prior to the annual meeting.

•

To authorize a proxy to vote your shares through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number delineated on the enclosed proxy card. To be counted, we must receive your vote by 11:59 p.m. Eastern Time on August 2, 2017, the day prior to the annual meeting.

Beneficial Owner: Shares Registered in the Name of Brokerage Firm

If you are a beneficial owner of shares registered in the name of your Brokerage Firm, you should have received a proxy card and voting instructions with these proxy materials from that organization, rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may authorize a proxy to vote your shares by telephone or through the Internet, as instructed by your Brokerage Firm.

To vote virtually during the live webcast of the annual meeting, you must obtain a valid proxy from your Brokerage Firm. Follow the instructions from your Brokerage Firm included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to authorize a proxy to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from your Internet access provider or telephone company.

How many votes do I have?

On all matters for which the class of stock you own has the right to vote, you have one vote for each share of such class you owned as of the close of business on June 5, 2017.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without making any voting selections, your shares will be voted “FOR ALL” nominees for director and “FOR” Proposal 2. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best discretion.

Who is paying for this proxy solicitation?

Gladstone Investment Corporation will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to our stockholders. Copies of solicitation materials will be furnished to Brokerage Firms holding in their names shares of our common stock or preferred stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock or preferred stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, electronic mail or personal solicitation by directors, officers or other regular employees of Gladstone Management Corporation, our investment adviser (the “Adviser”), or Gladstone Administration, LLC (the “Administrator”). No additional compensation will be paid to directors, officers or other regular employees for such services. We have engaged Georgeson Inc. (“Georgeson”) to solicit proxies for the annual meeting. Georgeson will be paid a fee of approximately $5,500 plus out-of-pocket expenses for its basic solicitation services, which include review of proxy materials, dissemination of broker search cards, distribution of proxy materials, solicitation of brokers, banks and institutional holders, and delivery of executed proxies. The term of the agreement with Georgeson will last for the period of the solicitation, and the agreement provides that we will indemnify and hold harmless Georgeson against any third party claims, except in the case of Georgeson’s gross negligence or intentional misconduct.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in each set of the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. However, should you wish to revoke your proxy after 11:59 p.m. Eastern Time on August 2, 2017, you may only do so at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date specified thereon.

•	You may grant a subsequent proxy by telephone or through the Internet on a later date.

•	You may send a timely written notice that you are revoking your proxy to Gladstone Investment Corporation’s corporate secretary at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

•	You may attend the annual meeting and vote virtually during the live webcast. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your Brokerage Firm.

When are stockholder proposals due for next year’s annual meeting?

We will consider for inclusion in our proxy materials for 2018 Annual Meeting of Stockholders proposals that we receive no later than February 16, 2018, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and our bylaws, as amended (“Bylaws”). Stockholders must submit their proposals to our corporate secretary at 1521 Westbranch Drive, Suite 100, McLean, Virginia, 22102.

In addition, any stockholder who wishes to propose a nominee to our Board or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of Article III, Section 5 of our Bylaws, a copy of which is on file with the Securities and Exchange Commission (“SEC”) and may be obtained from our corporate secretary upon request. These notice provisions require that nominations of persons for election to our Board and proposals of business to be considered by the stockholders for the 2018 Annual Meeting of Stockholders must be made in writing and submitted to our corporate secretary at the address above no earlier than April 5, 2018 (120 days before the first anniversary of our 2017 Annual Meeting of Stockholders), and not later than May 5, 2018 (90 days before the first anniversary of the 2017 Annual Meeting of Stockholders). You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspectors of election appointed for the annual meeting, who will separately count “FOR ALL,” “WITHHOLD ALL,” and “FOR ALL EXCEPT” for the election of directors and, with respect to proposals other than the election of directors, “FOR,” “AGAINST” and “ABSTAIN” votes.

Abstentions

Any abstentions will not be counted towards the vote total and will not have an effect on Proposal 1. Abstentions will be counted towards the vote total and will have the same effect as “AGAINST” votes for Proposal 2.

Broker non-votes

Broker non-votes are shares held by a Brokerage Firm for which the Brokerage Firm has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals). Both Proposal 1 and Proposal 2 are non-routine matters. As a result, if you hold your shares in “street name” through a Brokerage Firm, your Brokerage Firm will not be permitted to exercise voting discretion with respect to either proposal, and your shares will have no effect on Proposal 1 and the same effect as “AGAINST” votes for Proposal 2.

We expect that our chief financial officer and treasurer, Julia Ryan, and our general counsel and secretary, Michael LiCalsi, will be appointed as the inspectors of election.

How many votes are needed to approve each proposal?

Proposal 1 — Election of Directors. Anthony W. Parker must be elected by a plurality of the votes cast by holders of our outstanding common stock and preferred stock, voting together as a single class. Michela A. English must be elected by a plurality of the votes cast solely by holders of our outstanding shares of preferred stock, voting as a single class. Stockholders may not cumulate their votes. Only votes “FOR” will affect the outcome of this proposal. Under a plurality vote standard the two nominees that receive the highest number of votes cast will be elected regardless of whether or not they receive a majority of votes cast.

Proposal 2 — Authorization, with the subsequent approval of our Board, to issue and sell shares of our common stock (during the 12 months following such stockholder approval) at a price below its then current NAV per share subject to certain limitations set forth herein (including, without limitation, that the number of shares issued and sold pursuant to such stockholder approval does not exceed 25% of our then outstanding common stock immediately prior to each such sale). The affirmative vote of each of the following is required to approve this proposal: (1) a majority of the outstanding common stock and preferred stock, voting together as a single class (“outstanding voting securities”); and (2) a majority of our outstanding voting securities that are not held by affiliated persons of the Company. For purposes of this proposal, the Investment Company Act of 1940 (the “1940 Act”) defines a majority of the outstanding voting securities as the vote of the lesser of: (1) 67% or more of the voting securities of the Company present at the annual meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company. Each abstention and broker non-vote will have the same effect as voting “AGAINST” this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of our total number of outstanding shares of common stock and preferred stock entitled to vote at the meeting are represented by stockholders present at the meeting or by proxy. On the record date there were a total of 38,092,223 shares of common stock and preferred stock outstanding and entitled to vote. Thus, 19,046,112 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your Brokerage Firm) or if you vote at the meeting. Abstentions will be counted towards the quorum requirement. Broker non-votes are not entitled to vote on either proposal and will not be counted towards the quorum requirement. If there is no quorum, either a chairman of the meeting or a majority of the votes present or represented by proxy at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are also available on the Internet?

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class has a three-year term. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including any vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified. Currently, our Board is comprised of eight directors, six of whom are independent.

Holders of preferred stock are entitled, as a class, to the exclusion of the holders of all other classes of stock, to elect two directors (regardless of the total number of directors serving on our Board). Director Michela A. English was elected to a three-year term by our preferred stockholders at the 2014 Annual Meeting of Stockholders and director Walter H. Wilkinson, Jr. was elected to a three-year term by our preferred stockholders at the 2015 Annual Meeting of Stockholders. Therefore, Michela A. English is up for re-election solely by our preferred stockholders at this year’s annual meeting.

Proxies cannot be voted for a greater number of persons than the number of nominees named. If elected at the annual meeting, each nominee would serve until the 2020 Annual Meeting and until his or her successor is elected and has qualified, or, if sooner, until his or her death, resignation or removal.

Proposal 1(a)

The Company’s Ethics, Nominating & Corporate Governance Committee (the “Ethics Committee”) nominated one incumbent director — Anthony W. Parker — for election by the common and preferred stockholders, voting together as a single class, for a term expiring in 2020.

Proposal 1(b)

Pursuant to the requirements of the 1940 Act and the terms of the Company’s outstanding preferred stock, the preferred stockholders are entitled to elect two of our directors. Michela A English was elected to a three-year term by our preferred stockholders at the 2014 Annual Meeting of Stockholders for a term expiring in 2017. Therefore the Ethics Committee nominated incumbent director Michela A. English for election solely by the preferred stockholders for a term expiring in 2020. The director most recently elected solely by the preferred stockholders was Walter H. Wilkinson, Jr., who was elected to a three-year term at the 2015 Annual Meeting of Stockholders for a term expiring in 2018.

Each director is elected by a plurality of the votes cast at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the director nominees. If any nominee becomes unavailable for election, your shares will be voted for the election of a substitute nominee proposed by our management. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

We encourage directors and nominees for director to attend the annual meeting. One of our directors attended the 2016 Annual Meeting of Stockholders.

Nominees for a Three Year Term Expiring at the 2020 Annual Meeting of Stockholders

Name, Age, Address	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director During the Past Five Years
Disinterested Directors

Michela A. English (67) Gladstone Investment Corporation 1521 Westbranch Drive; Suite 100 McLean, Virginia, 22102	Director	Term expires at 2017 annual meeting. Director since 2005.	Director of Fight For Children, a non-profit charitable organization focused on providing high-quality education and health care services to underserved youth in Washington, D.C., since January 2017. President and Chief Executive Officer of Fight For Children from June 2006 until January 2017.	Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation

Anthony W. Parker (71) Gladstone Investment Corporation 1521 Westbranch Drive; Suite 100 McLean, Virginia, 22102	Director	Term expires at 2017 annual meeting. Director since 2005.	Founder and Chairman of the Board of Parker Tide Corp. (formerly known as Snell Professional Corp. and Medical Funding Corporation), a government contracting company providing mission critical solutions to the Federal Government, since 1997.	Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation

Directors Continuing in Office until the 2018 Annual Meeting of Stockholders

Name, Address, Age	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director During the Past Five Years
Disinterested Directors

Caren D. Merrick (57) Gladstone Investment Corporation 1521 Westbranch Drive; Suite 100 McLean, Virginia, 22102	Director	Term expires at 2018 annual meeting. Director since 2014.	Founder and chief
executive officer of
Pocket Mentor, a mobile
application and digital
publishing company,
since 2014. Partner with
Bilbury Partners, an
investment advisory
firm, since 2004. Board
member of Metropolitan
Washington Airport
Authority since 2012
and Washington First
Bankshares, Inc. since
			May 2015.	Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation; Washington First Bankshares, Inc.

Walter H. Wilkinson, Jr. (71) Gladstone Investment Corporation 1521 Westbranch Drive; Suite 100 McLean, Virginia, 22102	Director	Term expires at 2018 annual meeting. Director since 2014.	Founder and General
Partner of Kitty Hawk
Capital, a venture
capital firm, since 1980.
Board member of RF
Micro Devices, Inc.
from 1992, serving as
its chairman from July
2008 until January 2015
when it merged to form
QORVO, Inc. Board
member of QORVO,
Inc. since January 2015.

Board member of the
N.C. State University
Foundation from June
2007 until 2015. Board
member of the
Carolinas Chapter of the
National Association of
Corporate Directors
from July 2012 until
December 2015 and
Chairman of the Board
of Directors from July
2012 until August 2014.

Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation; RF Micro Devices, Inc.; QORVO, Inc.

Name, Address, Age	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director During the Past Five Years
Interested Director

Terry L. Brubaker (73)* Gladstone Investment Corporation 1521 Westbranch Drive; Suite 100 McLean, Virginia, 22102	Vice Chairman, Chief Operating Officer and Assistant Secretary	Term expires at 2018 annual meeting. Director since 2005.	Vice Chairman &
Chief Operating
Officer of the
Company since
2005, and of
Gladstone
Capital Corporation
and Gladstone
Commercial
Corporation since
2004. President and
Chief Operating
Officer of
Gladstone Capital
Corporation from
2001 to 2004, and
of Gladstone
Commercial
Corporation from
2003 to 2004, Vice
Chairman and
Chief Operating
Officer of
Gladstone Land
Corporation since
April 2007. Vice
Chairman, Chief
Operating Officer
and a director of
			our Adviser.	Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation

Directors Continuing in Office until the 2019 Annual Meeting of Stockholders

Name, Address, Age	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director During the Past Five Years
Disinterested Directors

Paul W. Adelgren (74) Gladstone Investment Corporation 1521 Westbranch Drive; Suite 100 McLean, Virginia, 22102	Director	Term expires at 2019 annual meeting. Director since 2005.	Pastor of Missionary Alliance Church since 1997.	Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation

John H. Outland (71) Gladstone Investment Corporation 1521 Westbranch Drive; Suite 100 McLean, Virginia, 22102	Director	Term expires at 2019 annual meeting. Director since 2005.	Private investor since June 2006.	Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation

Interested Director

David Gladstone (75)* Gladstone Investment Corporation 1521 Westbranch Drive; Suite 100 McLean, Virginia, 22102	Chairman of the Board and Chief Executive Officer	Term expires at 2019 annual meeting. Director since 2005.	Founder, Chief Executive
Officer and Chairman of
the Board since our
inception in 2005, of
Gladstone Capital
Corporation since its
inception in 2001, of
Gladstone Commercial
Corporation since its
inception in 2003 and of
Gladstone Land
Corporation since its
inception. Founder, Chief
Executive Officer and
Chairman of the Board of
our Adviser. Since 2010,
Mr. Gladstone has also
served on the board of
managers of Gladstone
Securities, LLC
(“Gladstone Securities”),
a broker dealer that is an
			affiliate of the Company.	Gladstone Commercial Corporation; Gladstone Capital Corporation; Gladstone Land Corporation

*	Messrs. Gladstone and Brubaker are interested persons of Gladstone Investment Corporation, within the meaning of the 1940 Act, due to their positions as officers of our Company and our Adviser as well as their employment by our Adviser.

Executive Officers and Certain Other Officers Who Are Not Directors

Name, Age, Address	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years

David A.R. Dullum (69) Gladstone Investment Corporation 1521 Westbranch Drive; Suite 100 McLean, Virginia, 22102	President	President since April 2008.	President of the Company since April 2008. Executive Vice President of Gladstone Capital Corporation since October 2012. Executive Vice President of Gladstone Commercial Corporation since July 2010.

Michael LiCalsi (47) Gladstone Investment Corporation 1521 Westbranch Drive; Suite 100 McLean, Virginia, 22102	General Counsel and Secretary	General Counsel since 2009 and Secretary since 2012.	General Counsel for all of the Gladstone affiliated companies, including the Company, Gladstone Capital Corporation, Gladstone Commercial Corporation and Gladstone Land Corporation, since October 2009 and Secretary of each since October 2012. President of Gladstone Administration, LLC since July 2013. Managing Principal and Chief Legal Officer of Gladstone Securities since October 2010.

Julia Ryan (36) Gladstone Investment Corporation 1521 Westbranch Drive; Suite 100 McLean, Virginia, 22102	Chief Financial Officer and Treasurer	Chief Accounting Officer from April 2015 to July 2015; Chief Financial Officer and Treasurer since July 2015.	Chief Financial Officer and Treasurer of the Company since July 2015. Chief Accounting Officer of the Company from April 2015 to July 2015. Assurance Services at KPMG LLP from 2004 to 2015.

Qualifications of Director Nominees

When considering whether our director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the Ethics Committee and the Board focused primarily on the information discussed in each of the individual backgrounds set forth above and on the following particular attributes:

•

Ms. English was selected to serve as an independent director on our Board, and to be nominated to serve another directorship term, due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board since 2005.

•

Mr. Parker was selected to serve as an independent director on our Board, and to be nominated to serve another directorship term, due to his expertise and experience in the field of corporate taxation as well as his past service on our Board since 2005. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

Qualifications of Incumbent Directors Serving Until the 2018 or 2019 Annual Meeting of Stockholders

When considering whether our directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the Ethics Committee and the Board focused primarily on the information discussed in each of the individual backgrounds set forth above and on the following particular attributes:

•

Mr. Adelgren was selected to serve as an independent director on our Board due to his strength and experience in ethics, which also led to his appointment as chairman of our Ethics Committee, as well as his past service on our Board since 2005.

•

Mr. Brubaker was selected to serve as a director on our Board due to his more than thirty years of experience in various mid-level and senior management positions at several corporations as well as his past service on our Board since our inception.

•

Mr. Gladstone was selected to serve as a director on our Board due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive officer since our inception.

•

Ms. Merrick was selected to serve as an independent director on our Board, due to her knowledge and experience in operating a business and her understanding of the small business area through experiences overseeing the successful growth of her own business and several large and small businesses, charities and non-profits.

•

Mr. Outland was selected to serve as an independent director on our Board due to his more than twenty years of experience in the real estate and mortgage industry as well as his past service on our Board since 2005.

•

Mr. Wilkinson was selected to serve as an independent director on our Board, due to his over 40 year career in the venture capital industry where he has helped to start or expand dozens of rapidly growing companies in a variety of industries. Mr. Wilkinson brings a unique perspective to our Board from his experience in overseeing the successful growth and evolution of numerous businesses and understanding the challenges of leading both private and public companies through changing economic conditions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH

NAMED NOMINEE FOR DIRECTOR IN PROPOSAL 1.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

As required under the NASDAQ Global Select Market (“NASDAQ”) listing standards, our Board annually determines each director’s independence. The NASDAQ listing standards provide that a director of a business development company (“BDC”) is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. Adelgren, Outland, Parker and Wilkinson and Mses. English and Merrick. In making this determination, our Board found that no director or director nominee had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board and chief executive officer, and Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary, are not independent directors by virtue of their positions as our officers and their employment by our Adviser.

Meetings of the Board of Directors

Our Board met five times during our fiscal year ended March 31, 2017. Each director attended 75% or more of the aggregate of the meetings of our Board and of the committees on which he or she served that were held during our fiscal year ended March 31, 2017.

As applicable under NASDAQ listing standards, which require regularly scheduled meetings of independent directors, our independent directors met four times during fiscal year 2017 in regularly scheduled executive sessions at which only independent directors were present.

Corporate Leadership Structure

Since our inception, Mr. Gladstone has served as chairman of our Board and our chief executive officer. Our Board believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Adelgren, one of our independent directors, serves as the Lead Independent Director for all meetings of our independent directors held in executive session. The Lead Independent Director has the responsibility of presiding at all executive sessions of our Board, consulting with the chairman and chief executive officer on Board and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board believes the combined role of chairman and chief executive officer, together with having a Lead Independent Director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management. In coming to this conclusion, the Board considered the importance of having an interested chairperson that is familiar with our day-to-day management activities, our portfolio companies and the operations of our Adviser. The Board concluded that the combined role enhances, among other things, the Board’s understanding of our investment portfolio, business, finances and risk management efforts. In addition, the Board believes that Mr. Gladstone’s employment by the Adviser better allows for the efficient mobilization of the Adviser’s resources at the Board’s behest and on its behalf.

Information Regarding Committees of the Board of Directors

Our Board has six committees: the Audit Committee, a Compensation Committee, the Ethics Committee, an Executive Committee, an Offering Committee, and a Valuation Committee. The following table shows the current composition of each of the committees of our Board:

Name	Audit	Compensation	Ethics, Nominating and Corporate Governance	Executive	Offering	Valuation
Paul W. Adelgren**		X	*X
Terry Brubaker				X	X
Michela A. English	X
David Gladstone				*X	*X
Caren D. Merrick	X					*X
John H. Outland	X	*X	X			X
Anthony W. Parker	*X			X	X	X
Walter H. Wilkinson, Jr.		X	X			X

*	Committee Chairperson
**	Lead Independent Director

Below is a description of each committee of our Board. All committees other than the Executive Committee have the authority to engage legal counsel or other experts or consultants, as they deem appropriate to carry out their responsibilities. Our Board has determined that each member of the Audit, Compensation and Ethics Committees meets the applicable NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to us.

Audit Committee

The Audit Committee oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” During the

fiscal year ended March 31, 2017, the Audit Committee was comprised of Messrs. Parker (Chairperson) and Outland and Mses. English and Merrick. Messrs. Adelgren and Wilkinson served as alternate members of the Audit Committee. Alternate members of the Audit Committee serve and participate in meetings of the Audit Committee only in the event of an absence of a regular member. The Audit Committee met eight times during the last fiscal year. The Audit Committee has adopted a written charter that is available to stockholders on our website at www.gladstoneinvestment.com.

Our Board has determined that all members and alternate members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). No member of the Audit Committee received any compensation from us during the last fiscal year other than directors’ fees. Our Board has unanimously determined that all Audit Committee members and alternate members are financially literate under current NASDAQ rules and that each of Messrs. Adelgren, Outland, Parker and Wilkinson and Mses. English and Merrick qualify as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board made a qualitative assessment of the members’ level of knowledge and experience based on a number of factors, including formal education and experience. Messrs. Parker and Outland and Mses. English and Merrick also serve on the audit committees of Gladstone Capital Corporation (“Gladstone Capital”), Gladstone Commercial Corporation (“Gladstone Commercial”) and Gladstone Land Corporation (“Gladstone Land”). Our Audit Committee’s alternate members, Messrs. Adelgren and Wilkinson, also serve as alternate members on the audit committees of Gladstone Capital, Gladstone Commercial and Gladstone Land. Our Board has determined that this simultaneous service does not impair the respective director’s ability to effectively serve on our Audit Committee.

Compensation Committee

The Compensation Committee operates pursuant to a written charter that is available to stockholders on our website at www.gladstoneinvestment.com. The Compensation Committee conducts periodic reviews of our investment advisory and management agreement with our Adviser (the “Advisory Agreement”) and our administration agreement with our Administrator (the “Administration Agreement”) to evaluate whether the fees paid to our Adviser and our Administrator under the agreements are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the performance of our Adviser and our Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed and determines whether or not to recommend to the Board renewal of such Agreements for the upcoming year. The Compensation Committee also reviews with management our Compensation Discussion and Analysis to consider whether to recommend that it be included in proxy statements and other filings. During the fiscal year ended March 31, 2017, the Compensation Committee was composed of Messrs. Outland (Chairperson), Adelgren and Wilkinson. Mr. Parker and Mses. English and Merrick served as alternate members of the Compensation Committee. Alternate members of the Compensation Committee serve and participate in meetings of the Compensation Committee only in the event of an absence of a regular member of the Compensation Committee. The Compensation Committee met four times during the last fiscal year.

Our Board has determined that all members and alternate members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). No member of the Compensation Committee received compensation from us during the last fiscal year other than directors’ fees. Messrs. Outland, Adelgren and Wilkinson also serve on the compensation committees of Gladstone Commercial, Gladstone Land and Gladstone Capital. Our Compensation Committee’s alternate members, Mr. Parker and Mmes. English and Merrick also serve as alternate members on the compensation committees of Gladstone Commercial, Gladstone Land and Gladstone Capital. Our Board has determined that this simultaneous service does not impair the respective director’s ability to effectively serve on our Compensation Committee.

Compensation Committee Interlocks and Insider Participation

As stated above, during the fiscal year ended March 31, 2017, the Compensation Committee was composed of Messrs. Outland, Adelgren and Wilkinson. Mr. Parker and Mses. English and Merrick served as alternate members of the Compensation Committee. None of the aforementioned persons is or has ever served as one of our executive officers. Further, none of our executive officers has ever served as a member of the Compensation Committee or as a director of another entity any of whose executive officers served as a member of our Compensation Committee or as a member of our Board.

Ethics, Nominating and Corporate Governance Committee

The Ethics Committee is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by our Board), reviewing and evaluating incumbent directors, recommending to our Board for selection candidates for election to our Board, making recommendations to our Board regarding the membership of the committees of our Board, assessing the performance of our Board, and developing our corporate governance principles. Our Ethics Committee charter can be found on our website at www.gladstoneinvestment.com. During the fiscal year ended March 31, 2017, the Ethics Committee was composed of Messrs. Adelgren (Chairperson), Outland and Wilkinson. Mr. Parker and Mses. English and Merrick served as alternate members of the Ethics Committee. Alternate members of the Ethics Committee serve and participate in meetings of the committee only in the event of an absence of a regular member of the committee. Each member and alternate of the Ethics Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Ethics Committee met four times during the last fiscal year.

Information Regarding the Process for Nominating Director Candidates

The Ethics Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Ethics Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Ethics Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders.

Though we have no formal policy addressing diversity, the Ethics Committee and Board believe that diversity is an important attribute of directors and that our Board should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, the Ethics Committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board at that point in time in order to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Ethics Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Ethics Committee also determines whether such new nominee must be independent for NASDAQ purposes, which determination is based upon applicable

NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Ethics Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Ethics Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. The Ethics Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote. To date, the Ethics Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Stockholder Recommendation of Director Candidates to the Ethics, Nominating and Corporate Governance Committee

The Ethics Committee will consider director candidates recommended by stockholders. The Ethics Committee does not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Ethics Committee to become nominees for election to our Board may do so by timely delivering a written recommendation to the Ethics Committee at the address set forth on the cover page of this Proxy Statement and containing the information required by our Bylaws.

For nominations for election to our Board or other business to be properly brought before an annual meeting by a stockholder, the stockholder must comply with the advance notice provisions and other requirements of Article III, Section 5 of our Bylaws. These notice provisions require that nominations for directors for 2018 must be received no earlier than April 5, 2018 (120 days before the first anniversary of our 2017 Annual Meeting of Stockholders), and not later than May 5, 2018 (90 days before the first anniversary of the 2017 Annual Meeting of Stockholders). In the event that an annual meeting is advanced or delayed by more than 30 days from the first anniversary of the prior year’s annual meeting, notice by the stockholder, to be timely, must be delivered not earlier than the close of business on the 120th day prior to such annual meeting date and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. To date, the Ethics Committee has not received or rejected a timely director nominee proposal from a stockholder or stockholders in respect of the annual meeting.

Stockholder Communications with the Board of Directors

Our Board has adopted a formal process by which our stockholders may communicate with our Board or any of its directors. Persons interested in communicating with our Board with their concerns or issues may address correspondence to our Board, to a particular director, or to the independent directors generally, in care of Gladstone Investment Corporation, Attention: Investor Relations, at 1521 Westbranch Drive, Suite 100, McLean, Virginia, 22102. This information is also contained on our website at www.gladstoneinvestment.com.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our officers and directors and to the employees of our Adviser and our Administrator. The Ethics Committee reviews, approves and recommends to our Board any changes to the Code. They also review any violations of the Code and make recommendations to our Board on those violations. The Code is available on our website at www.gladstoneinvestment.com. If we make any substantive amendments to the Code or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

The Executive Committee

The Executive Committee, which was comprised of Messrs. Gladstone (Chairman), Brubaker and Parker during the fiscal year ended March 31, 2017, has the authority to exercise all powers of our Board except for actions that must be taken by a majority of independent directors or the full Board under applicable rules and regulations. The Executive Committee did not meet during the last fiscal year.

The Offering Committee

The Offering Committee, which was comprised of Messrs. Gladstone (Chairman), Brubaker and Parker during the fiscal year ended March 31, 2017, with each of our other directors who meet the independence requirements of NASDAQ serving as alternates for Mr. Parker, is responsible for assisting the Board in discharging its responsibilities regarding the offering from time to time of our securities. The Offering Committee has all powers of the Board that are necessary or appropriate and may lawfully be delegated to the Offering Committee in connection with an offering of our securities. Our Offering Committee operates pursuant to a written charter, which can be found in the Corporate Governance section of our website at www.gladstoneinvestment.com. The Offering Committee did not meet during the last fiscal year.

The Valuation Committee

The Valuation Committee, which was comprised of Ms. Merrick (Chairperson), and Messrs. Outland, Parker and Wilkinson during the fiscal year ended March 31, 2017, with each of our other current and future independent directors serving as alternates, is responsible for assisting the Board in determining the fair value of our investment portfolio or other assets in compliance with the Investment Company Act of 1940, as amended, and assisting the Board’s compliance with legal and regulatory requirements, as well as risk management, related to valuation. The Valuation Committee was formed in July 2015, and operates pursuant to a written charter, which can be found in the Corporate Governance section of our website at www.gladstoneinvestment.com. The Valuation Committee met four times during the last fiscal year.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the Audit Committee and our Board in this capacity. In addition, Mr. Dellafiora serves as the chief compliance officer of Gladstone Capital, Gladstone Commercial, and Gladstone Land. Mr. Dellafiora also serves as a managing principal of and is on the board of managers of Gladstone Securities. He additionally serves as the chief compliance officer and chief financial officer of the Adviser and the Administrator. In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our general counsel and members of our executive management including, among others, our chief executive officer, chief financial officer and treasurer and chief operating officer. Our Board, in its entirety, plays an active role in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each of the following committees of our Board plays a distinct role with respect to overseeing management of our risks:

•

Audit Committee: Our Audit Committee oversees the management of enterprise risks. To this end, our Audit Committee meets at least quarterly (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•

Compensation Committee: Our Compensation Committee oversees the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the Compensation Committee meets at least annually to review these agreements. In addition, the Compensation Committee reviews the performance of our Adviser to determine whether the compensation paid to our Adviser was reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement were being satisfactorily performed.

•	Ethics, Nominating and Corporate Governance Committee: Our Ethics Committee manages risks associated with the independence of our Board and potential conflicts of interest.

•

Valuation Committee: Our Valuation Committee manages risks associated with valuation of our investment portfolio and other assets. In addition the Valuation Committee facilitates communication between the Board, our senior and financial management and our independent public accountants related to valuation matters.

While each of the above committees is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board on a regular basis to apprise our Board regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

PROPOSAL 2

TO AUTHORIZE US, WITH THE SUBSEQUENT APPROVAL OF OUR BOARD OF DIRECTORS, TO ISSUE AND SELL SHARES OF OUR COMMON STOCK (DURING THE 12 MONTHS FOLLOWING SUCH STOCKHOLDER APPROVAL) AT A PRICE BELOW ITS THEN CURRENT NET ASSET VALUE PER SHARE SUBJECT TO CERTAIN LIMITATIONS SET FORTH HEREIN (INCLUDING, WITHOUT LIMITATION, THAT THE NUMBER OF SHARES ISSUED AND SOLD PURSUANT TO SUCH STOCKHOLDER APPROVAL DOES NOT EXCEED 25% OF OUR THEN OUTSTANDING COMMON STOCK

IMMEDIATELY PRIOR TO EACH SUCH SALE)

Stockholder Authorization

The 1940 Act generally prohibits us, as a BDC from issuing and selling shares of our common stock at a price below the then current NAV per share, with certain exceptions. One such exception would permit us to issue and sell shares of our common stock at a price below NAV per share at the time of sale if our stockholders approve a sale below NAV per share within the one year period immediately prior to any such sale, provided that our Board makes certain determinations prior to any such sale.

Accordingly, we are seeking the approval of our stockholders so that we may, in one or more public or private offerings, issue and sell shares of our common stock at a price below our then current NAV per share. It should be noted that the maximum number of shares that we could issue and sell at a per share price below NAV per share pursuant to such stockholder approval would be limited to 25% of our then outstanding common stock immediately prior to each such sale. If approved, the authorization would be effective for a period expiring on the first anniversary of the date of the stockholders’ approval of this proposal and would permit us to engage in such transactions at various times within that period, subject to further approval from our Board.

Generally, common stock offerings are priced based on the market prices of the outstanding shares of common stock. Because over the last three years our common stock has consistently, and at times significantly, traded at a market price below NAV per share, stockholder approval would permit us to issue and sell shares of our common stock in accordance with pricing standards that market conditions generally require, and would also assure stockholders that the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale. If stockholders approve this proposal, we should have greater flexibility in taking advantage of changing market and financial conditions in connection with an equity offering. Since we became publicly traded in 2005, we have conducted three public offerings at a price below the then current NAV per common share, one in each of October 2012, March 2015 and May 2017. The net dilutive effect of our issuance of common stock in October 2012 was $0.31, or 3.5% per share. The net dilutive effect of our issuance of common stock in March 2015, inclusive of the overallotment closing in April 2015, was $0.25, or 2.9% per share. The net dilutive effect of our issuance of common stock in May 2017, inclusive of the overallotment closing in June 2017, was $0.07, or 0.7% per share.

Reasons to Offer Common Stock Below Net Asset Value

We believe that market conditions will continue to provide opportunities to invest new capital at potentially attractive returns. Although we are seeing increased stability over recent months, for the past several years, U.S. credit markets, including many lending institutions, have experienced significant difficulties resulting from the recent U.S. fiscal crisis and current lingering economic conditions from the 2008 recession. This has contributed to significant stock price volatility for capital providers such as our Company and has made access to capital more challenging for many smaller businesses. However, these changes in the credit market conditions also have beneficial effects for capital providers like us because small business are selling for lower prices, are generally willing to pay higher interest rates and to accept more contractual terms that are more favorable to us in their investment agreements. Accordingly, for firms that continue to have access to capital, we believe that the current environment should provide investment opportunities on more favorable terms than have been available in recent periods. Our ability to take advantage of these opportunities is dependent upon our access to equity capital.

As a BDC and a regulated investment company (“RIC”) for tax purposes, we are dependent on our ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents us from using those earnings to support new investments. Further, BDCs must maintain a debt to equity ratio of less than one dollar of debt for one dollar of equity, which requires us to finance our investments with at least as much equity as debt in the aggregate. We maintain sources of liquidity through a portfolio of liquid assets and other means but generally attempt to remain close to fully invested and do not hold substantial cash for the purpose of making new investments. Therefore, to continue to build our investment portfolio, and thereby have the ability to support the maintenance of our dividends, we endeavor to maintain consistent access to capital through the public and private equity markets enabling us to take advantage of investment opportunities as they arise.

Furthermore, failing to maintain asset coverage of at least 200% could have severe negative consequences for a BDC, including the inability to pay distributions to its stockholders, breaching debt covenants and failure to qualify for tax treatment as a RIC. Although our Company does not currently expect that it will fail to maintain asset coverage of at least 200%, the markets in which we operate and the economy remains volatile and uncertain. Continued volatility in the capital markets and the resulting negative pressure on debt investment valuations could negatively impact our Company’s asset valuations, stockholders’ equity and our Company’s debt to equity ratio.

Since our initial public offering in 2005, our common stock has consistently traded at a discount in relation to its NAV. The following table lists the high and low intraday sales prices for our common stock, and such sales price as a percentage of NAV, during our three most recently completed fiscal years. On June 15, 2017, the last reported closing sale price of our common stock was $9.39 per share.

		Sales Price		Discount of High Sales Price to NAV(2)	Discount of Low Sales Price to NAV(2)
	NAV(1)	High	Low
Fiscal Year ended March 31, 2015
First Quarter	$8.57	$8.39	$7.23	2%	16%
Second Quarter	$8.49	$7.77	$7.08	8%	17%
Third Quarter	$8.55	$7.50	$6.72	12%	21%
Fourth Quarter	$9.18	$8.04	$6.98	12%	24%
Fiscal Year ended March 31, 2016
First Quarter	$9.24	$8.10	$7.35	12%	20%
Second Quarter	$9.05	$8.25	$6.66	9%	26%
Third Quarter	$8.66	$8.00	$6.96	8%	20%
Fourth Quarter	$9.22	$7.96	$6.40	14%	31%
Fiscal Year ended March 31, 2017
First Quarter	$9.84	$7.24	$6.65	26%	32%
Second Quarter	$9.65	$9.30	$7.16	4%	26%
Third Quarter	$9.82	$9.15	$7.16	7%	27%
Fourth Quarter	$9.95	$9.36	$8.45	6%	15%

(1)	NAV per share is determined as of the last day in the relevant quarter and, therefore, may not reflect the NAV per share on the date of the high and low intraday sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	The discounts set forth in these columns represent the high or low, as applicable, intraday sale prices per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the discount to NAV per share on the date of the high and low intraday sales prices.

The current volatility in the credit market and the uncertainty surrounding the U.S. economy has led to significant stock market fluctuations, particularly with respect to the stock of financial services companies like our Company. During times of increased price volatility, our common stock may be more likely to trade at a price below its NAV per share, which is not uncommon for BDCs like us. As noted above, however, the current market dislocation has created, and we believe will continue to create, favorable opportunities to invest in small businesses, including opportunities that we believe may increase NAV over the longer-term, even if financed with the issuance of common stock below NAV per share. We expect that attractive investment opportunities will require us to make an investment commitment quickly. Because we generally attempt to remain fully invested and do not intend to maintain cash for the purpose of making these investments, we may be unable to capitalize on investment opportunities presented to us unless we are able to quickly raise capital. We believe that stockholder approval of the proposal to issue and sell shares of common stock below NAV per share subject to the conditions detailed below will provide us with the flexibility to invest in such opportunities.

The Board believes that having the flexibility to issue and sell our common stock below NAV per share in certain instances is in the best interests of stockholders. If we are unable to access the capital markets as attractive investment opportunities arise, our ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing us to sell assets that we would not otherwise sell, and such sales could occur at times that are disadvantageous to sell. The Board also believes that increasing our assets will lower our expense ratio by spreading our fixed costs over a larger asset base. The issuance and sale of additional common stock might also enhance the liquidity of our common stock on NASDAQ. Additionally, while it is possible for a BDC to issue and sell its shares through a transferable rights offering at a price that is below NAV per share, such offerings may ultimately be at a discount greater than in an offering of our shares at a market price below our NAV per share, thus we believe that having the ability to issue and sell our common stock below NAV per share in accordance with the terms of this proposal would, in many instances, be preferable to such an issuance pursuant to a transferable rights offering.

Offerings Below NAV

Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing common stockholders whether or not they participate in an offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than NAV per share on three different types of investors:

•	existing common stockholders who do not purchase any shares in an offering;

•	existing common stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in an offering; and

•	new investors who become common stockholders by purchasing shares in an offering.

Impact on Existing Common Stockholders Who Do Not Participate in an Offering

Our existing common stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase. Further, if current common stockholders do not purchase sufficient shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating common stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on a nonparticipating common stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV).

The prospectus or related prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV per Share
Total Shares Outstanding.	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share.	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder
Shares Held by Common Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Common Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.830%	(20.00)%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total Investment by Common Stockholder (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Common Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(5,000)	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Common Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Common Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage Dilution to Common Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Common Stockholders Who Participate in an Offering

Our existing common stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such common stockholder’s purchase increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to an offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of an offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart for a common stockholder that acquires shares equal to (1) 50% of its proportionate share of an offering (i.e., 1,250 shares, which is 0.50% of an offering 250,000 shares rather than its 1% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.50% of an offering of 250,000 shares rather than its 1% proportionate share). The prospectus or related prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$7.90	—	$7.90	—
Net Proceeds per Share to Issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV per Share
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
Dilution/Accretion to Stockholder
Shares Held by Common Stockholder	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Common Stockholder	1.0%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Common Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$100,000	$109,875	—	$129,625	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	(3,000)	—	$1,000	—

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.50	—	$9.50	—
Investment per Share Held by Common Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$9.77	(2.33)%	$9.43	(5.73)%
Dilution/Accretion per Share Held by Common Stockholder (NAV per Share Less Investment per Share)	—	$(0.27)	—	$0.07	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.73)%	—	0.77%

Impact on New Investors

Investors who are not currently common stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently common stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their common shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new common stockholder does not participate, in which case such new common stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of an offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the common shares in the offering as the stockholder in the prior examples held immediately prior to the offering. The prospectus or related prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV per Share
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution/Accretion to Stockholder
Shares Held by Common Stockholder	—	500	—	1,000	—	2,500	—
Percentage Held by Common Stockholder	0.0%	0.05%	—	0.09%	—	0.20%	—
Total Asset Values
Total NAV Held by Common Stockholder	—	$4,990	—	$9,910	—	$23,750	—
Total Investment by Common Stockholder	—	$5,000	—	$9,470	—	$19,750	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$4,000	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Common Stockholder	—	$10.00	—	$9.47	—	$7.90	—
Dilution/Accretion per Share Held by Common Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.60	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	20.25%

Conditions to Sales Below Net Asset Value

Stockholder approval is a condition that must be satisfied prior to any sales of our common stock at below the then current NAV per share and we are seeking such approval in this proposal. If this proposal is approved by our stockholders, we would not issue and sell our common stock below its per share NAV unless the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale. To the extent we issue and sell shares of our common stock below NAV per share in a publicly registered transaction, our market capitalization and the amount of our publicly tradable common stock will increase, thus affording all common stockholders potentially greater liquidity in the market for our shares.

If this proposal is approved, we will issue and sell shares of our common stock at a price below NAV per share only if a majority of our directors who have no financial interest in the issuance and sale, and a majority of such directors who are not interested persons of ours, have determined in good faith that (i) the sale is in the best interest of us and our stockholders and (ii) the price at which such securities are to be issued and sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount. This determination must be made in consultation with the underwriter or underwriters of the offering, if any, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such securities or immediately prior to the issuance of such securities.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect on the NAV per outstanding share of common stock of the issuance and sale of shares of our common stock at a price less than NAV per share, and should also consider the effect that the expenses associated with such issuance and sale may have on the NAV per outstanding share of our common stock. Any issuance and sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders. If we issue and sell shares in accordance with the terms of this proposal, the resulting dilution could be substantial. This dilution would include reduction in the NAV per share of the outstanding common stock as a result of the issuance and sale of shares at a price below the then current NAV per share and a proportionately greater decrease in a stockholder’s interest in our earnings and assets, and in voting interests, than the increase in our assets resulting from such issuance and sale. In addition, any payment of underwriting compensation could further increase the dilution. Our Board will consider the potential dilutive effect of the issuance and sale of shares in accordance with this proposal when considering whether to authorize any such issuance and sale. It should be noted that the maximum number of shares that we could issue and sell at a per share price below NAV per share pursuant to this authority would be limited to 25% of our then outstanding common stock immediately prior to each such sale.

The 1940 Act establishes a connection between common share sale price and NAV per share because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of common stock proposed to be authorized for issuance, and thus any future issuance of common stock at a price below NAV will dilute a stockholder’s holdings of common stock as a percentage of shares outstanding to the extent the stockholder does not purchase sufficient shares in the offering or otherwise to maintain the stockholder’s percentage interest. Further, if the stockholder does not purchase any shares to maintain the stockholder’s percentage interest, regardless of whether such offering is at a price above or below the then current NAV, the stockholder’s voting power will be diluted.

Required Vote

The affirmative vote of each of the following is required to approve this proposal: (1) a majority of our outstanding voting securities; and (2) a majority of our outstanding voting securities that are not held by affiliated persons of the Company. The outstanding common and preferred stock voting together as a single class represent our outstanding voting securities. For purposes of this proposal, the 1940 Act defines a majority of the outstanding voting securities as the vote of the lesser of: (1) 67% or more of the voting securities of the Company present at the annual meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company. Each abstention and broker non-vote will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PRINCIPAL ACCOUNTING FIRM FEES AND SERVICES

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, which will audit the Company’s financial statements for the fiscal year ending March 31, 2018. PwC has audited the Company’s financial statements since its fiscal year ended March 31, 2006. The Audit Committee, in its discretion and subject to approval by our Board in accordance with the 1940 Act, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of PwC are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

The following table represents the aggregate amount of fees capitalized or expensed by us for the fiscal years ended March 31, 2017 and March 31, 2016 that were billed or incurred by PwC, our principal independent registered public accounting firm.

	2017		2016
Audit Fees	$	414,400	$423,500
Audit Related Fees(1)	$	68,500	$52,600
Tax Fees	$	—	$—
All Other Fees	$	—	$—
Total	$	482,900	$476,100

(1)	For the year ended March 31, 2017, this includes $14,000 in fees related to our registration statement on Form N-2 filed in June 2016 and $54,500 in fees related to our public offering of preferred stock in September 2016. For the year ended March 31, 2016, this includes $38,000 in fees related to our public offering of preferred stock in May 2015 and $14,600 in fees related to our registration statement on Form N-2 filed in June 2015, as amended in July 2015.

Audit Fees. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide including fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards.

Audit Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation, including fees for comfort letters, consents, and assistance with and review of documents filed with the SEC.

Tax Fees. Tax fees include corporate and subsidiary compliance and consulting.

All Other Fees. Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.

During the fiscal years ended March 31, 2017 and March 31, 2016, the aggregate non-audit fees billed by PwC for services rendered to our Adviser and any entity controlling, controlled by or under common control with our Adviser that provides ongoing services to us was $62,150 and $37,050, respectively. For the fiscal year ended March 31, 2017, such fees were for tax and compliance services, consultations, and an accounting research subscription. For the fiscal year ended March 31, 2016, these fees were for tax and compliance services, as well as an accounting research subscription. The Audit Committee has considered whether, and believes that, the rendering of these services to our Adviser and entities controlling, controlled by or under common control with our Adviser is compatible with maintaining the independent registered public accounting firm’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, PwC. Pursuant to the policy specified services in the defined categories of audit services, audit related services, and tax services up to specified amounts are generally pre-approved. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services other than audit services currently being provided by PwC is compatible with maintaining the independent registered public accounting firm’s independence.

During fiscal years 2017 and 2016, 100% of fees associated with our independent registered public accounting firm were preapproved by our Audit Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of the independent registered public accounting firm’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Securities and Exchange Commission. The Audit Committee further reviewed with the independent registered public accounting firm their opinion on the effectiveness of the internal control over financial reporting of the Company. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended March 31, 2017 were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards No. 1301 (Communications with Audit Committees) as adopted by the Public Company Accounting Oversight Board (PCAOB), which addresses communication between audit committees and independent registered public accounting firms. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence (Communications with Audit Committees). The Audit Committee discussed and reviewed with PricewaterhouseCoopers LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers LLP’s audits and all fees paid to PricewaterhouseCoopers LLP during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PricewaterhouseCoopers LLP for the Company. The Audit Committee has reviewed and considered the compatibility of PricewaterhouseCoopers LLP’s performance of non-audit services with the maintenance of PricewaterhouseCoopers’ independence as the Company’s independent registered public accounting firm and has concluded that independence has been maintained.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017, for filing with the U.S. Securities and Exchange Commission. In addition, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018.

Submitted by the Audit Committee

Anthony W. Parker, Chairperson

Michela A. English

Caren D. Merrick

John H. Outland

[1]	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “1933 Act”), or the 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 19, 2017 (unless otherwise indicated), the beneficial ownership of each current director, each of the named executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Beneficial Ownership of Voting Securities(1)(2)

Name and Address	Number of Shares of Common Stock	Percent of Total		Number of Shares of Preferred Stock	Percent of Total
Directors:
Paul W. Adelgren	6,046	*	%	—	—%
Terry L. Brubaker	35,452	*	%	—	—%
Michela A. English	1,388	*	%	—	—%
David Gladstone	621,973	1.9%		—	—%
Caren D. Merrick	1,965	*	%	—	—%
John H. Outland	3,375	*	%	—	—%
Anthony W. Parker	11,915	*	%	—	—%
Walter H. Wilkinson, Jr.	8,290	*	%	—	—%
Named Executive Officers (that are not also Directors):
Julia Ryan	—	—%		—	—%
All executive officers and directors as a group (10 persons)	771,620	2.4%		—	—%
5% Stockholders:
Karpus Management, Inc.(3)	—	—		857,950	15.4%

*	Less than 1%
(1)	This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 32,370,958 shares of common stock and 5,566,000 shares of preferred stock outstanding on May 19, 2017.
(2)	Ownership calculated in accordance with Rule 13d-3 of the 1934 Act.
(3)	This information has been obtained from a Schedule 13G/A filed by Karpus Management, Inc. (“Karpus”) on February 14, 2017, according to which Karpus has sole voting and sole investment powers with respect to all 857,950 shares of preferred stock reported as beneficially owned. The address of Karpus’s principal place of business is 183 Sully’s Trail, Pittsford, New York 14534.

The following table sets forth, as of May 19, 2017, the dollar range of equity securities that are beneficially owned by each of our directors in the Company.

Name	Dollar Range of Equity Securities of the Company Owned by Directors or Nominee(1)(2)
Interested Directors:
David Gladstone	Over $100,000
Terry L. Brubaker	Over $100,000

Independent Directors:
Paul W. Adelgren	$50,000 - $100,000
Michela A. English	$10,000 - $50,000
Caren D. Merrick	$10,000 - $50,000
John H. Outland	$10,000 - $50,000
Anthony Parker	Over $100,000
Walter H. Wilkinson, Jr.	Over $100,000

(1)	Ownership is calculated in accordance with Rule 16a-1(a)(2) of the 1934 Act.
(2)	The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on NASDAQ as of May 19, 2017, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Capital, our affiliate and a BDC, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Capital as of May 19, 2017, by each independent incumbent director and nominee. None of our independent directors owns any securities of Gladstone Capital, other than the common stock listed below.

Name	Number of Common Shares	Percent of Class	Value of Securities(1)
Independent Directors:
Paul W. Adelgren	8,262	*	$81,553
Michela A. English	1,588	*	$15,679
Caren D. Merrick	1,835	*	$18,111
John H. Outland	2,349	*	$23,184
Anthony Parker	0	*	$0
Walter H. Wilkinson, Jr.	7,070	*	$69,786

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the 1934 Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on NASDAQ as of May 19, 2017, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Land, our affiliate and a real estate investment trust, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Land as of May 19, 2017, by each independent incumbent director and nominee. None of our independent directors owns any securities of Gladstone Land, other than the common stock listed below.

Name	Number of Common Shares	Percent of Class	Value of Securities(1)
Independent Directors:
Paul W. Adelgren	9,242	*	$103,150
Michela A. English	1,230	*	$13,728
Caren D. Merrick	4,432	*	$49,461
John H. Outland	1,718	*	$19,172
Anthony Parker	5,401	*	$60,277
Walter H. Wilkinson, Jr.	4,936	*	$55,092

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the 1934 Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on NASDAQ as of May 19, 2017, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Commercial, our affiliate and a real estate investment trust, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Commercial as of May 19, 2017, by each independent incumbent director and nominee. None of our independent directors owns any securities of Gladstone Commercial, other than the common stock listed below.

Name	Number of Common Shares	Percent of Class	Value of Securities(1)
Independent Directors:
Paul W. Adelgren	8,826	*	$177,759
Michela A. English	2,111	*	$42,519
Caren D. Merrick	2,816	*	$56,714
John H. Outland	2,154	*	$43,381
Anthony Parker	27,222	*	$548,269
Walter H. Wilkinson, Jr.	7,293	*	$146,890

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on NASDAQ of May 19, 2017, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended March 31, 2017, our officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

None of our executive officers receives direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary, and Mr. Dullum, our president, are all employees of and compensated directly by our Adviser. Ms. Ryan, our chief financial officer and treasurer is an employee of our Administrator. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of the salary of our chief financial officer and treasurer. During our last fiscal year, our allocable portion of Ms. Ryan’s compensation paid by our Administrator was $51,685 of her salary, $20,209 of her bonus, and $8,951 of the cost of her benefits.

During the fiscal year ended March 31, 2017, we incurred total fees, net of credits, of approximately $11.2 million to our Adviser under the Advisory Agreement and $1.1 million to our Administrator under the Administration Agreement. For a discussion of the terms of our Advisory and Administration Agreement, see “Certain Transactions.”

DIRECTOR COMPENSATION FOR FISCAL 2017

The following table shows for the fiscal year ended March 31, 2017 certain information with respect to the compensation of all directors that are not also executive officers. Our executive officers do not receive any compensation for their service as directors:

Name	Aggregate Compensation from Fund ($)	Total Compensation From Fund and Fund Complex Paid to Directors ($)(1)
Paul W. Adelgren	$38,000	$155,000
Michela A. English	$37,000	$151,000
Caren D. Merrick	$44,000	$170,000
John H. Outland	$52,000	$207,000
Anthony W. Parker	$48,500	$193,000
Walter H. Wilkinson, Jr.	$41,000	$163,000

(1)	Includes compensation the director received from Gladstone Capital as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial, our affiliate and a real estate investment trust and Gladstone Land, our affiliate and a real estate investment trust although they are not part of our Fund Complex.

For our fiscal year ended March 31, 2017, as compensation for serving on our Board, each of our independent directors received an annual fee of $25,000, an additional $1,000 for each Board meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting took place on a day other than when the full Board met. In addition, the chairperson of the Audit Committee received an annual fee of $7,500, the chairpersons of each of the Compensation and Valuation Committees received an annual fee of $3,000 and the chairperson of the Ethics Committee received an annual fee of $1,000 for their additional services in these capacities. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended March  31, 2017, other than for Board or committee service and meeting fees.

COMPENSATION COMMITTEE REPORT2

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended March 31, 2017.

Submitted by the Compensation Committee

John H. Outland, Chairperson

Paul W. Adelgren

Walter H. Wilkinson, Jr.

[2]	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any of our filings under the 1933 Act or the 1934 Act, other than our Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

CERTAIN TRANSACTIONS

Advisory and Administration Agreements

Under the Advisory Agreement, our Adviser is responsible for our day-to-day operations of managing the investment and reinvestment of our assets. Specifically, these responsibilities include: (i) identifying, evaluating, negotiating and consummating all investment transactions consistent with our investment objectives and criteria; (ii) providing us with all required records and regular reports to our Board concerning our Adviser’s efforts on our behalf; and (iii) maintaining compliance with all regulatory requirements applicable to us. The base management fee is assessed at an annual rate of 2.0% computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases during the period.

The Advisory Agreement also provides for an incentive fee, which consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, adjusted appropriately for any share issuances or repurchases during the period (the “hurdle rate”). We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20.0% of our realized capital gains, less any realized capital losses and unrealized depreciation, calculated as of the end of the preceding calendar year. The capital gains-based incentive fee payable to the Adviser is calculated based on (i) cumulative aggregate realized capital gains since our inception, less (ii) cumulative aggregate realized capital losses since our inception, less (iii) the entire portfolio’s aggregate unrealized capital depreciation, if any, as of the date of the calculation. If this number is positive at the applicable calculation date, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $0.3 million for the year ended March 31, 2017, was retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser and primarily for the valuation of portfolio companies.

Under the Administration Agreement, we pay separately for administrative services including record keeping and regulatory compliance functions. Payments under the Administration Agreement are generally equal to our allocable portion of our Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including rent for the space occupied by our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer and treasurer, chief valuation officer, chief compliance officer and general counsel and their respective staffs. Our allocable portion of the Administrator’s expenses are generally derived by multiplying our Administrator’s total expenses by the approximate percentage of time the Administrator’s employees perform services for us in relation to their time spent performing services of all companies serviced by our Administrator.

Our Adviser and Administrator are 100% indirectly owned and controlled by David Gladstone, the chairman of our Board and our chief executive officer. Mr. Gladstone is also the chairman of the Board and chief executive officer of our Adviser. Terry L. Brubaker, our vice chairman, chief operating officer and assistant secretary, is a member of the board of directors of our Adviser and its vice chairman and chief operating officer. Although we believe that the terms of the Advisory Agreement and Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and Administrator, their officers and their directors have a material interest in the terms of these agreements.

The principal executive office of each of the Adviser and the Administrator is located at 1521 Westbranch Drive, Suite 100, McLean, Virginia, 22102.

Loan Servicing Fee

The Adviser also services the loans held by Gladstone Business Investment, LLC (“Business Investment”), our wholly owned subsidiary and the borrower under our line of credit, in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under our line of credit. Since Business Investment is a consolidated subsidiary of ours, coupled with the fact that the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given calendar year, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% voluntarily, unconditionally and irrevocably credited back to us by the Adviser. Loan servicing fees of approximately $6.6 million were incurred for the fiscal year ended March 31, 2017, all of which were directly credited against the amount of the base management fee due to our Adviser under the Advisory Agreement.

Investment Banking Services

Gladstone Securities, an affiliated broker dealer which is 100% indirectly owned and controlled by Mr. Gladstone, provides other services, including investment banking and due diligence services, to certain of our portfolio companies for which it receives a fee. Messrs. Gladstone, LiCalsi and Dellafiora serve on the board of managers of Gladstone Securities and certain of the employees of the Adviser, who are also registered representatives of Gladstone Securities, perform the investment banking services on behalf of Gladstone Securities. . Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the non-contractual, unconditional, and irrevocable credits against the base management fee. The fees received by Gladstone Securities from portfolio companies during the year ended March 31, 2017 totaled $0.5 million.

Conflict of Interest Policy

We have adopted policies to reduce potential conflicts of interest. In addition, our directors are subject to certain provisions of Delaware law that are designed to minimize conflicts. Under our current conflict of interest policy, without the approval of a “required majority,” as defined under the 1940 Act, which means both a majority of directors who have no financial interest in the transaction and a majority of directors who are not interested persons of ours, we will not:

•	acquire from or sell to any of our officers, directors or employees, or any entity in which any of our officers, directors or employees has an interest of more than 5%, any assets or other property;

•	borrow from any of our directors, officers or employees, or any entity in which any of our officers, directors or employees has an interest of more than 5%; or

•

engage in any other transaction with any of our directors, officers or employees, or any entity in which any of our directors, officers or employees has an interest of more than 5% (except that our Adviser may lease office space in a building that we own, provided that the rental rate under the lease is determined by our independent directors to be at a fair market rate).

Where allowed by applicable rules and regulations, from time to time we may enter into transactions with our Adviser or one or more of its affiliates. A required majority of our directors, as defined under the 1940 Act, must approve all such transactions with our Adviser or its affiliates.

Indemnification

In our certificate of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Delaware law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

Each of the Advisory and Administration Agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations (as the same may be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder), our Adviser, our Administrator and their respective officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s or Administrator’s services under the Advisory or Administration Agreements or otherwise as an investment adviser of ours.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold.

Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to our Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies by making a written request for proxy voting information to:

Michael LiCalsi, General Counsel and Secretary

c/o Gladstone Investment Corporation

1521 Westbranch Drive

Suite 100

McLean, VA 22102

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Gladstone Investment Corporation stockholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker. Direct your written request to Investor Relations at 1521 Westbranch Drive, Suite 100, McLean, Virginia, 22102 or call our toll-free investor relations line at (866) 366-5745. Stockholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

From time to time, we may receive nonpublic personal information relating to our stockholders. We do not disclose nonpublic personal information about our stockholders or former stockholders to anyone, except as required by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our Administrator, its affiliates or authorized service providers that have a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, your proxy holder (one of the individuals named on your Proxy Card) will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Michael LiCalsi

Secretary

June 16, 2017

GLADSTONE INVESTMENT CORPORATION
1521 WESTBRANCH ROAD, SUITE 100
McLEAN, VA 22102
Proxy Card for Common Stockholders
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/GAIN
You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E30297-P95388 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
GLADSTONE INVESTMENT CORPORATION
For All
Withhold All
For All Except
The Board of Directors recommends you vote FOR the following:
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Director to hold office until the 2020 Annual Meeting of Stockholders.
Nominee:
01) Anthony W. Parker
The Board of Directors recommends you vote FOR the following proposal:
2. To approve a proposal to authorize the Company, with the subsequent approval of its board of directors, to issue and sell shares of the Company’s common stock (during the 12 months following such stockholder approval) at a price below its then current net asset value per share, subject to certain limitations set forth in the Proxy Statement (including, without limitation, that the number of shares issued and sold pursuant to such stockholder approval does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale).
For Against Abstain
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For address changes/comments, mark here. (see reverse for instructions)
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.
E30298-P95388
GLADSTONE INVESTMENT CORPORATION
Annual Meeting of Stockholders
August 3, 2017 – 11:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors
The undersigned hereby appoints Julia Ryan and Michael LiCalsi, and each of them acting individually, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock of Gladstone Investment Corporation (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held via live webcast at www.virtualshareholdermeeting.com/GAIN on Thursday, August 3, 2017, at 11:00 a.m. Eastern Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters stated on the reverse side and in accordance with the instructions stated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Address Changes/Comments:
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side
V.1.2

GLADSTONE INVESTMENT CORPORATION
1521 WESTBRANCH ROAD, SUITE 100
McLEAN, VA 22102
Proxy Card for Preferred Stockholders
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/GAIN
You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E30299-P95388 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
GLADSTONE INVESTMENT CORPORATION
The Board of Directors recommends you vote FOR the following:
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
For All Withhold All For All Except
1. Election of Directors to hold office until the 2020 Annual Meeting of Stockholders.
Nominees:
01) Anthony W. Parker
02) Michela A. English
The Board of Directors recommends you vote FOR the following proposal:
For Against Abstain
2. To approve a proposal to authorize the Company, with the subsequent approval of its board of directors, to issue and sell shares of the Company’s common stock (during the 12 months following such stockholder approval) at a price below its then current net asset value per share, subject to certain limitations set forth in the Proxy Statement (including, without limitation, that the number of shares issued and sold pursuant to such stockholder approval does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale).
NOTE: Such other business as may properly come before the meeting or any adjourment thereof.
For address changes/comments, mark here.
(see reverse for instructions)
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX]
Date Signature (Joint Owners) Date
V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.
E30300-P95388
GLADSTONE INVESTMENT CORPORATION
Annual Meeting of Stockholders
August 3, 2017 – 11:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors
The undersigned hereby appoints Julia Ryan and Michael LiCalsi, and each of them acting individually, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of preferred stock of Gladstone Investment Corporation (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held via live webcast at www.virtualshareholdermeeting.com/GAIN on Thursday, August 3, 2017, at 11:00 a.m. Eastern Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters stated on the reverse side and in accordance with the instructions stated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Address Changes/Comments:
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side
V.1.2